UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 21, 2005

CITIZENS COMMUNITY BANCORP

(Exact name of Registrant as specified in its Charter)

Maryland	000-50585	20-0663325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement

         On July 21, 2005, the Board of Directors of the Registrant awarded a discretionary cash bonus to James G. Cooley, President of the Registrant, in the amount of $20,000. This award was in recognition of the successful completion of the acquisition of Community Plus and the operating results of the Registrant year to date.

Item 8.01.  Other Events

         On July 22, 2005, the Registrant issued a press release announcing its quarterly dividend. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

            (c)     The following exhibit is filed as part of this report.

                     Exhibit 99        Press Release dated July 22, 2005

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP

Date: July 26, 2005	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated July 22, 2005

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